UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2011

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6312 S. Fiddlers Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Employment Agreement

On August 1, 2011 (the “Effective Date”), Red Robin Gourmet Burgers, Inc. (the “Company”) announced it has hired Denny Marie Post, to serve as its Chief Marketing Officer.  As the Chief Marketing Officer, Ms. Post will be responsible for the development and execution of the Company’s brand strategies and product innovation, overseeing the Company’s internal marketing, R&D and communications teams, as well as several outside agencies.

In connection with her appointment as the Company’s Chief Marketing Officer, the Company entered into an Employment Agreement with Ms. Post on the Effective Date (the “Employment Agreement”).  Pursuant to the terms of the Employment Agreement, Ms. Post will serve as the Company’s Chief Marketing Officer until her employment is terminated in accordance with the terms of the Employment Agreement.  The Employment Agreement provides, among other things, for the following:

•                  an annual base salary of $385,000, subject to certain adjustments from time to time as determined by the Board’s Compensation Committee;

•                  a target annual bonus of 70% of base salary, based on the satisfaction of certain performance targets to be determined by the Board;

•                  annual equity awards, which are contingent on the attainment of certain performance criteria established with respect to such award by the Board and the Compensation Committee;

•                  a signing bonus of $125,000;

•                  certain other benefits, including an annual car allowance and the right to participate in all savings, retirement, medical, welfare and insurance plans and programs to the same extent as other senior executive employees of the Company; and

•                  reimbursement of certain relocation expenses incurred by Ms. Post in an amount not to exceed $425,000 including, without limitation, brokerage commissions on the sale of her existing home, moving expenses, an interim housing allowance, and a tax gross-up for such relocation expenses.

In addition, on the Effective Date, the Company will also grant Ms. Post equity awards under the Company’s Second Amended and Restated 2007 Performance Incentive Plan as follows: (i) non-qualified stock options having a grant date fair value of $123,000; (ii) time-vested restricted stock units having a grant date target value of $61,600; and (iii) a long-term incentive cash award with a target payout amount of $123,200, which shall be earned based on the Company’s attainment of certain performance objectives.

Upon either Ms. Post’s termination by the Company without cause, or by Ms. Post for good reason (each term as defined in the Employment Agreement), Ms. Post will receive, among other things, a severance payment equal to her annual base salary. The Employment Agreement contains confidentiality, non-compete and non-interference covenants from Ms. Post, including a

12-month covenant not to compete with the Company and its subsidiaries in the burger focused restaurant business.

The foregoing summary of the material terms of the Employment Agreement is qualified by reference to the full Employment Agreement, a copy of which is expected to be filed with the Company’s quarterly report on Form 10-Q for the second fiscal quarter of 2011.

Indemnification Agreement

In connection with the commencement of Ms. Post’s employment as the Chief Marketing Officer of the Company, the Company entered into an indemnification agreement with Ms. Post on the Effective Date (the “Indemnification Agreement”).  The Indemnification Agreement executed by Ms. Post is identical to the form of Indemnification Agreement previously executed by other members of the Company’s management and Board.

The Indemnification Agreement is intended to complement the indemnity protection available under applicable law, the Third Amended and Restated Bylaws, as the same may be amended from time to time, and any policies of insurance which may currently or hereafter be maintained by the Company.  The Indemnification Agreement provides, among other things, and subject to the certain limitations described therein: (a) that the Company will indemnify Ms. Post, if she was successful, in whole or in part, whether on the merits or otherwise in defense of any action, suit or proceeding, including actions by or in the right of the Company, if (i) her conduct was in good faith, (ii) she reasonably believed that her conduct was in or not opposed to the best interests of the Company, and (iii) in the case of any criminal proceeding, she had no reasonable cause to believe her conduct was unlawful; (b) that the Company will advance expenses incurred in any such proceeding, including attorneys’ fees, to Ms. Post in advance of the final disposition of the proceeding; and (c) that the rights of Ms. Post under the Indemnification Agreement are in addition to any other rights she may have under the Company’s certificate of incorporation, bylaws, the Delaware General Corporation Law or otherwise.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to Exhibit 10.20 to the Company’s registration statement on Form S-1/A (No. 333-87044) filed with the Securities and Exchange Commission on July 12, 2002, and such exhibit is hereby incorporated by reference in its entirety into this Item 1.01.

Item 7.01                                             Regulation FD Disclosure

On August 1, 2011, the Company issued a press release announcing the appointment of Ms. Post as the Company’s new Chief Marketing Officer.  A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 7.01.

The information in this Item 7.01 including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                                             Financial Statements and Exhibits

(d)                                  Exhibits

Exhibit No.	Description

10.1

Form of Indemnification Agreement entered into by and between Red Robin Gourmet Burgers, Inc. and each of our directors and certain executive officers. Incorporated by reference to Exhibit 10.20 to Amendment No. 3 of our Registration Statement on Form S-1 filed on July 12, 2002 (Registration No. 333-87044).

99.1	Red Robin Gourmet Burgers, Inc. Press Release dated August 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2011

RED ROBIN GOURMET BURGERS, INC.

	By:	/s/ Annita M. Menogan
	Name:	Annita M. Menogan
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Form of Indemnification Agreement entered into by and between Red Robin Gourmet Burgers, Inc. and each of our directors and certain executive officers. Incorporated by reference to Exhibit 10.20 to Amendment No. 3 of our Registration Statement on Form S-1 filed on July 12, 2002 (Registration No. 333-87044).

99.1	Red Robin Gourmet Burgers, Inc. Press Release dated August 1, 2011.